SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 22, 2006
ATLANTIS PLASTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-09487	06-1088270

(State or Other Jurisdiction of	(Commission File No.)	(IRS Employer Identification
Incorporation)		No.)

1870 The Exchange, Suite 200, Atlanta, Georgia		30339

(Address of Principal Executive Office)		(Zip Code)
Registrant’s telephone number, including area code: (800) 497-7659
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit 99.1

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On September 22, 2006, Anthony F. Bova resigned as President, Chief Executive Officer and member of the Board of Directors of Atlantis Plastics, Inc. (“Atlantis Plastics”).
In addition, on September 22, 2006, Atlantis Plastics made the following appointments:
•	Earl W. Powell, the Company’s Chairman of the Board and largest stockholder, was appointed Executive Chairman and Interim Chief Executive Officer;

•	V.M. “Bud” Philbrook, formerly the President of Operations, was appointed President and Chief Operating Officer;

•	Messrs. Powell, Philbrook, and Paul Saari, who will continue as Senior Vice President of Finance and Chief Financial Officer, will form an Office of the Chairman to jointly manage Atlantis Plastics; and

•	Jay Shuster, a member of the Atlantis Plastics’ Board of Directors, was appointed a Senior Advisor to the Office of the Chairman.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit 99.1	Press Release from the registrant, dated September 25, 2006, entitled “Atlantis Plastics Announces Management Change.”
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATLANTIS PLASTICS, INC.
(Registrant)

Date: September 25, 2006	By:	/s/ Bud Philbrook BUD PHILBROOK
President and Chief Operating Officer

Date: September 25, 2006	By:	/s/ Paul G. Saari PAUL G. SAARI
Senior Vice President, Finance and Chief Financial Officer